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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 12, 2003


                               SEMCO ENERGY, INC.
               (Exact Name of Registrant as Specified in Charter)

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            MICHIGAN                    001-15565             38-2144267
  (State or Other Jurisdiction         (Commission           (IRS Employer
        of Incorporation)             File Number)        Identification No.)

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                28470 13 MILE ROAD, STE. 300
                 FARMINGTON HILLS, MICHIGAN                     48334
          (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (248) 702-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On December 12, 2003, SEMCO Energy, Inc. issued the attached press release, which announced the private placement of $50 million in aggregate principal amount of its 7 3/4% senior unsecured notes due 2013.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

   EXHIBIT      DESCRIPTION
   -------      -----------

      99.1      Press Release issued December 12, 2003.





                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 SEMCO Energy, Inc.
                                        (Registrant)



Dated: December 12, 2003         By: /s/ John E. Schneider
                                     -------------------------------------------
                                     Name:  John E. Schneider
                                     Title: Senior Vice President, Treasurer and
                                            C.F.O.



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                                  EXHIBIT INDEX
                                    Form 8-K
                                November 12, 2003


                                                       FILED
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EXHIBIT NO.    DESCRIPTION             HEREWITH                  BY REFERENCE
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   99.1        Press Release issued          X
               December 12, 2003